Exhibit 10.6
Proxy

The undersigned stockholder of Game Face Gaming, Inc., a Florida corporation (the “Company”), hereby (to the fullest extent permitted by law) appoints Alex Lemberg the attorney and proxy of the undersigned with full power of substitution and resubstitution, to the full extent of the undersigned’s rights with respect to the outstanding shares of Company common stock owned of record by the undersigned as of the date of this proxy (the “Shares”), such proxy to be effective only after the Company has paid in full and satisfied all its obligations pursuant to the $300,000 of convertible notes that the Company intends to offer and sell in a private placement.

The attorney and proxy named above will be empowered, and may exercise this proxy, to vote the Shares at any meeting of the stockholders of the Company, however called, and in any action by written consent of the stockholders of the Company pursuant to the terms and provisions contained herein.

This proxy shall be binding upon the estate, executors, personal representatives, successors and assigns of the undersigned, including any transferee of any of the Shares. If any provision of this proxy or any part of any such provision is held under any circumstances to be invalid or unenforceable in any jurisdiction, then (a) such provision or part thereof shall, with respect to such circumstances and in such jurisdiction, be deemed amended to conform to applicable laws so as to be valid and enforceable to the fullest extent possible, (b) the invalidity or unenforceability of such provision or part thereof under such circumstances and in such jurisdiction shall not affect the validity or enforceability of such provision or part thereof under any other circumstances or in any other jurisdiction and (c) the invalidity or unenforceability of such provision or part thereof under such circumstances and in such jurisdiction shall not affect the validity or enforceability of the remainder of such provision or the validity or enforceability of any provision of this proxy. Each provision of this proxy is separable from every other provision of this proxy, and each part of each provision of this proxy is separable from every other part of such provision.

IN WITNESS WHEREOF, the undersigned has executed this proxy as of the 28 day of February, 2011.

Punim Chadoshos, Inc.

By:	/s/ Irving Bader
Name:	Irving Bader
Title:	Secretary